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                                                                    EXHIBIT 10.4

                           SECOND AMENDMENT AGREEMENT

                  This SECOND AMENDMENT AGREEMENT (this "Amendment") is entered into as of August 19, 2002 among SOLECTRON CORPORATION, a Delaware corporation (the "Company"), the several financial institutions party to the Credit Agreement referred to below (each a "Lender" and, collectively, the "Lenders"), GOLDMAN SACHS CREDIT PARTNERS L.P., as Sole Lead Arranger, Sole Book Runner and Co-Syndication Agent ("Lead Arranger"), and BANK OF AMERICA, N.A., as Administrative Agent.

                  The Company, the Lenders, Lead Arranger and the Administrative Agent entered into a Credit Agreement dated as of February 14, 2002, as amended by the Amendment Agreement dated as of June 18, 2002 (as in effect as of the date of this Amendment, the "Credit Agreement").

                  The Company has requested that the Lenders agree to certain amendments to the Credit Agreement, and the Lenders have agreed to such request, subject to the terms and conditions of this Amendment.

                  In consideration of the mutual covenants and agreements herein contained, the parties hereto covenant and agree as follows:

1.       Definitions; References; Interpretation.

         (a) Unless otherwise specifically defined herein, each term used herein (including in the Recitals hereof and in the Consent and Agreement attached hereto as Exhibit A) which is defined in the Credit Agreement shall have the meaning assigned to such term in the Credit Agreement.

         (b) As used herein, "Amendment Documents" means this Amendment, the Consent and Agreement related hereto and the Credit Agreement (as amended by the Amendment Agreement dated as of June 18, 2002 and by this Amendment).

         (c) Each reference to "this Agreement", "hereof", "hereunder", "herein" and "hereby" and each other similar reference contained in the Credit Agreement, and each reference to "the Credit Agreement" and each other similar reference in the other Loan Documents, shall from and after the Effective Date refer to the Credit Agreement as amended hereby.

         (d) The rules of interpretation set forth in Sections 1.02, 1.03 and 1.05 of the Credit Agreement shall be applicable to this Amendment.

2. Amendments to Credit Agreement. Subject to the terms and conditions hereof, effective as of the date of satisfaction of the conditions set forth in
Section 4 (the "Effective Date") the Credit Agreement is amended as follows as of August 28, 2002:

         (a)      Amendments to Article I of the Credit Agreement.

                                             Second Amendment Agreement (3-Year)

                                       1.

                  (1) The definition of "Cash Interest Coverage Ratio" is amended in its entirety as follows:

                           "`Cash Interest Coverage Ratio' means, as of any date of determination, the ratio of:

                                    (x) the sum of (i) Consolidated EBITDA for
                           the period of the four prior fiscal quarters ending on such date, (ii) the Non-Cash Restructuring Charges deducted in calculating Consolidated Net Income for such period, (iii) the Goodwill Impairment Charges deducted in calculating Consolidated Net Income for such period; and (iv) the Cash Restructuring Charges deducted in calculating Consolidated Net Income for such period; provided that, the cumulative aggregate amount of Cash Restructuring Charges taken in fiscal quarters ending on or after May 31, 2002 but on or prior to August 29, 2003 and which are included in calculating the Cash Interest Coverage Ratio shall not exceed $235,000,000, to

                                    (y) Consolidated Cash Interest Charges
                           during such period."

                  (2) A new definition of "Goodwill Impairment Charges" as set forth below shall be inserted immediately following the definition of "GAAP":

                           "`Goodwill Impairment Charges' means, in respect of any period, any goodwill impairment charges taken by the Borrower and its Subsidiaries on a consolidated basis during such period in accordance with GAAP."

                  (3) The definition of "Consolidated Tangible Net Worth" is amended in its entirety as follows:

                           "'Consolidated Tangible Net Worth' means, as of any date of determination, for the Borrower and its Subsidiaries on a consolidated basis, Shareholders' Equity of the Borrower and its Subsidiaries on that date minus the Intangible Assets of the Borrower and its Subsidiaries on that date; provided that, to the extent any Goodwill Impairment Charge results in any upward adjustment of Shareholders' Equity of the Borrower and its Subsidiaries, then such adjustment shall be excluded from the calculation of Consolidated Tangible Net Worth as of such date of determination for purposes of testing the Borrower's compliance with Section 7.13(a) (the intent of the parties being that the effect of any such Goodwill Impairment Charge and any related adjustment effected as part of the calculation of Consolidated Tangible Net Worth for the purposes of testing the Borrower's compliance with Section 7.13(a) be neutral)."

         (b) Amendment to Exhibit C of the Credit Agreement. Exhibit C of the Credit Agreement is replaced in its entirety by Exhibit B attached to this Amendment.

                                             Second Amendment Agreement (3-Year)

                                       2.

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3.       Representations and Warranties. The Company hereby represents and warrants to the Administrative Agent, the Lead Arranger and the Lenders as follows:

         (a) After giving effect to the amendments set forth in Section 2, no Default or Event of Default has occurred and is continuing (or would result from the amendment of the Credit Agreement contemplated hereby).

         (b) The execution, delivery and performance by the Company of the Amendment Documents have been duly authorized by all necessary corporate and other action and do not and will not require any registration with, consent or approval of, or notice to or action by, any Person (including any Governmental Authority) in order to be effective and enforceable.

         (c) The Amendment Documents constitute the legal, valid and binding obligations of the Company, enforceable against it in accordance with their respective terms, except to the extent that the enforceability thereof may be limited by applicable bankruptcy, insolvency, moratorium, reorganization and other laws affecting creditors' rights generally and by equitable principles (regardless of whether enforcement is sought in equity or at law).

         (d) All representations and warranties of the Company contained in the Credit Agreement are true and correct in all material respects (except to the extent such representations and warranties expressly refer to an earlier date, in which case they shall be true and correct as of such earlier date and except that this subsection (d) shall be deemed instead to refer to the last day of the most recent fiscal quarter and fiscal year for which financial statements have then been delivered in respect of the representations and warranties made in subsections 5.05(a) and (b) of the Credit Agreement.

         (e) The Company is entering into this Amendment on the basis of its own investigation and for its own reasons, without reliance upon the Administrative Agent, the Lead Arranger and the Lenders or any other Person.

         (f) The Company's obligations under the Credit Agreement and under the other Loan Documents are not subject to any defense, counterclaim, set-off, right of recoupment, abatement or other claim.

         (g) The resolutions of the Board of Directors of the Company adopted on January 23, 2002 in connection with the Credit Agreement remain unchanged and in full force and effect, and such resolutions have not been withdrawn or rescinded.

4.       Conditions of Effectiveness.

         (a) The effectiveness of Section 2 of this Amendment shall be subject to the satisfaction of each of the following conditions precedent:

                  (1) The Administrative Agent shall have received from the Company and the Required Lenders a duly executed original (or, if elected by the Administrative Agent, an executed facsimile copy) of this Amendment.

                                             Second Amendment Agreement (3-Year)

                                       3.

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                  (2)      The Administrative Agent shall have received the
consent of a number of Subsidiaries of the Company satisfactory to the Administrative Agent, in form and substance satisfactory to the Administrative Agent, which are Guarantors, parties to a Pledge Agreement or parties to the Interco Subordination Agreement, in their capacities as such, to the execution and delivery hereof by the Company.

                  (3) The Administrative Agent shall have received all other documents it or the Required Lenders may reasonably request relating to any matters relevant hereto, all in form and substance satisfactory to the Administrative Agent.

                  (4) The representations and warranties in Section 3 of this Amendment shall be true and correct on and as of the Effective Date with the same effect as if made on and as of the Effective Date.

         (b) For purposes of determining compliance with the conditions specified in Section 4(a), each Lender that has executed this Amendment shall be deemed to have consented to, approved or accepted, or to be satisfied with, each document or other matter either sent, or made available for inspection, by the Administrative Agent to such Lender for consent, approval, acceptance or satisfaction, or required thereunder to be consented to or approved by or acceptable or satisfactory to such Lender.

         (c) From and after the Effective Date, the Credit Agreement is amended as set forth herein. Except as expressly amended pursuant hereto, the Credit Agreement shall remain unchanged and in full force and effect and is hereby ratified and confirmed in all respects.

         (d) The Administrative Agent will notify the Company and the Lenders of the occurrence of the Effective Date.

5.       Miscellaneous.

         (a) The Company acknowledges and agrees that the execution and delivery by the Administrative Agent, the Lead Arranger and the Lenders of this Amendment shall not be deemed to create a course of dealing or an obligation to execute similar waivers or amendments under the same or similar circumstances in the future.

         (b) This Amendment shall be binding upon and inure to the benefit of the parties hereto and thereto and their respective successors and assigns.

         (c) This Amendment shall be governed by and construed in accordance with the law of the State of New York (including Sections 5-1401 and 5-1402 of the General Obligations Law of the State of New York); provided that, the Administrative Agent and the Lenders shall retain all rights arising under Federal law.

         (d) This Amendment may be executed in any number of counterparts, each of which shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument. Each of the parties hereto understands and agrees that this document (and any other document required herein) may be delivered by any party thereto either in the form of an

                                             Second Amendment Agreement (3-Year)

                                       4.

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executed original or an executed original sent by facsimile transmission to be followed promptly by mailing of a hard copy original, and that receipt by the Administrative Agent of a facsimile transmitted document purportedly bearing the signature of a Lender or the Company shall bind such Lender or the Company, respectively, with the same force and effect as the delivery of a hard copy original. Any failure by the Administrative Agent to receive the hard copy executed original of such document shall not diminish the binding effect of receipt of the facsimile transmitted executed original of such document of the party whose hard copy page was not received by the Administrative Agent.

         (e) This Amendment and the other Amendment Documents contains the entire and exclusive agreement of the parties hereto with reference to the matters discussed herein. This Amendment supersedes all prior drafts and communications with respect hereto. This Amendment may not be amended except in accordance with the provisions of Section 10.01 of the Credit Agreement.

         (f) If any term or provision of this Amendment shall be deemed prohibited by or invalid under any applicable law, such provision shall be invalidated without affecting the remaining provisions of this Amendment, the Credit Agreement or the Loan Documents.

         (g) The Company agrees to pay or reimburse Bank of America (including in its capacity as Administrative Agent) and the Lead Arranger, upon demand, for all reasonable costs and expenses (including reasonable Attorney Costs) incurred by Bank of America (including in its capacity as Administrative Agent) and the Lead Arranger in connection with the development, preparation, negotiation, execution and delivery of the Amendment Documents.

         (h)      The Company hereby agrees and covenants that within fifteen
(15) Business Days after the Effective Date it will provide to the Administrative Agent the consent of each Subsidiary of the Company not previously delivered in accordance with Section 4(a)(2), in form and substance satisfactory to the Administrative Agent, which is a Guarantor, a party to a Pledge Agreement or a party to the Interco Subordination Agreement, in their capacities as such, to the execution and delivery hereof by the Company. The Company hereby agrees and acknowledges that any failure on its part to comply with the covenant set forth in the preceding sentence shall be an immediate Event of Default under the Credit Agreement.

                           [signature pages follow]

                                             Second Amendment Agreement (3-Year)

                                       5.

                  IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

                                        SOLECTRON CORPORATION

                                        By: /s/ Robert Aeschliman
                                            ___________________________________
                                        Name: Robert Aeschliman
                                        Title: Assistant Secretary

                                        BANK OF AMERICA, N.A., AS ADMINISTRATIVE
                                        AGENT AND A LENDER

                                        By: /s/ James Johnson
                                            ___________________________________
                                            Name: James P. Johnson
                                            Title: Managing Director


                                        GOLDMAN SACHS CREDIT PARTNERS L.P.,
                                        AS SOLE LEAD ARRANGER, SOLE BOOK RUNNER
                                        AND CO-SYNDICATION AGENT AND A LENDER

                                        By: /s/ Bruce Mendelsohn
                                            ___________________________________
                                            Authorized Signatory
                                            Name: Bruce Mendelsohn
                                            Title: Authorized Signatory


                                        THE BANK OF NOVA SCOTIA

                                        By: /s/ Kemp Leonard
                                            ___________________________________
                                            Name: Kemp Leonard
                                            Title: Director


                                        BNP PARIBAS

                                        By: /s/ Robert Mimaki
                                            ___________________________________
                                            Name: Robert Mimaki
                                            Title: Vice President

                                        By: /s/ Jean Plassard
                                            ___________________________________
                                            Name: Jean Plassard
                                            Title: Managing Director


                                        CSAM FUNDING II

                                        By: ___________________________________
                                            Name:
                                            Title:

                                             Second Amendment Agreement (3-Year)
                                      S-1.

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                                        THE DEVELOPMENT BANK OF SINGAPORE LTD.,
                                        LOS ANGELES AGENCY

                                        By:  /s/ Wil Kim Long
                                            ___________________________________
                                            Name: Wil Kim Long
                                            Title: General Manager


                                        FLEET NATIONAL BANK, AS L/C ISSUER
                                        AND A LENDER

                                        By: /s/ Greg Roux
                                            ___________________________________
                                            Name: Greg Roux
                                            Title: Director


                                        JPMORGAN CHASE BANK

                                        By: /s/ William Rindfuss
                                            ___________________________________
                                            Name: William Rindfuss
                                            Title: Vice President


                                        MORGAN STANLEY
                                        SENIOR FUNDING, INC.

                                        By: /s/ Mark D. Cross
                                            ___________________________________
                                            Name: Mark D. Cross
                                            Title: Vice President


                                        THE ROYAL BANK OF SCOTLAND PLC

                                        By: ___________________________________
                                            Name:
                                            Title:


                                        STANDARD CHARTERED BANK

                                        By: /s/ Frieda Youlios
                                            ___________________________________
                                            Name: Frieda Youlios
                                            Title: Vice President

                                        By: /s/ Andrew Y. Ng
                                            ___________________________________
                                            Name: Andrew Y. Ng
                                            Title: Vice President
                                            Standard Chartered Bank NY

                                             Second Amendment Agreement (3-Year)


                                      S-2.